UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 6, 2012

DAVITA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14106	No. 51-0354549
(Commission File Number)	(I.R.S. Employer Identification No.)

1551 Wewatta Street

Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

(303) 405-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

Amendment to the Merger Agreement

As previously disclosed by the Registrant in a prior Current Report on Form 8-K filed on May 21, 2012, DaVita Inc., a Delaware corporation (“DaVita”), Seismic Acquisition LLC, a California limited liability company and a wholly owned subsidiary of DaVita (“Merger Sub”), HealthCare Partners Holdings, LLC, a California limited liability company (“HCP”), and Robert D. Mosher, as the member representative (the “Member Representative”), entered into that certain Agreement and Plan of Merger, dated as of May 20, 2012 (the “Merger Agreement”), by and among DaVita, Merger Sub, HCP, and the Member Representative. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, DaVita has agreed to acquire HCP through a merger of Merger Sub with and into HCP (the “Merger”), with HCP to be the surviving entity in the Merger.

On July 6, 2012, the parties to the Merger Agreement entered into an Amendment to the Agreement and Plan of Merger (the “Amendment”) to amend the Merger Agreement. Pursuant to the Amendment, certain changes have been made to the definition of “Stock-Based Award” and to the Member Representative’s right to recover his expenses and compensation following the time that the MR Escrow Account (as defined in the Merger Agreement) has been fully exhausted.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement in the Current Report on Form 8-K filed by DaVita on May 21, 2012, which is filed as Exhibit 10.1 thereto.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, costs related to the Merger; DaVita’s or HCP’s inability to satisfy the conditions of the Merger; the need for outside financing to pay the cash consideration in the Merger; DaVita’s inability to amend the senior secured credit facilities or obtain the other financing described in the Current Report, filed May 21, 2012, necessary to pay the cash consideration in the Merger; and other events and factors disclosed previously and from time to time in DaVita’s filings with the SEC, including DaVita’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and, when filed with the SEC, the Registration Statement on Form S-4 described in the Current Report on Form 8-K filed May 21, 2012 (the “S-4”). DaVita bases its forward-looking statements on information currently available to it at the time of this release and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events, or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the Merger, DaVita intends to file with the SEC the S-4 to register the DaVita Common Stock issuable in the Merger. Investors and security holders are urged to read the S-4 and any other relevant documents to be filed with the SEC because they will contain important information about DaVita and HCP and the proposed transaction. Investors and security holders may obtain a free copy of the S-4 and other documents when filed by DaVita with the SEC at www.sec.gov or www.davita.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment, dated as of July 6, 2012, to the Agreement and Plan of Merger, dated as of May 20, 2012, by and among DaVita Inc., Seismic Acquisition LLC, HealthCare Partners Holdings, LLC, and the Member Representative

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

By:	/s/ Kim M. Rivera
Name:	Kim M. Rivera
Title:	Chief Legal Officer and Corporate Secretary

Date: July 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated as of July 6, 2012, to the Agreement and Plan of Merger, dated as of May 20, 2012, by and among DaVita Inc., Seismic Acquisition LLC, HealthCare Partners Holdings, LLC, and the Member Representative